EXHIBIT (h)(4)
FUND SERVICES AGREEMENT

REVISED SCHEDULE A-1
EFFECTIVE AS OF JUNE 1, 2009

LIST OF FUNDS ORGANIZED UNDER THE INVESTMENT COMPANY ACT OF 1940
(“40-ACT FUNDS”)

AMERICAN CENTURY CALIFORNIA TAX-FREE - CALIFORNIA TAX-FREE MONEY MARKET FUND
AMERICAN CENTURY CALIFORNIA TAX-FREE - CALIFORNIA TAX-FREE BOND FUND
AMERICAN CENTURY CALIFORNIA TAX-FREE - CALIFORNIA LONG-TERM TAX-FREE FUND
AMERICAN CENTURY CALIFORNIA TAX-FREE - CALIFORNIA HIGH-YIELD MUNICIPAL FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - REAL ESTATE FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - EQUITY INCOME FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - VALUE FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - MID CAP VALUE FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - EQUITY INDEX FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - NT LARGE COMPANY VALUE FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - NT MID CAP VALUE FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - SMALL CAP VALUE FUND
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC - LARGE COMPANY VALUE FUND
AMERICAN CENTURY GOVERNMENT INCOME TRUST - SHORT-TERM GOVERNMENT FUND
AMERICAN CENTURY GOVERNMENT INCOME TRUST - CAPITAL PRESERVATION FUND
AMERICAN CENTURY GOVERNMENT INCOME TRUST - GOVERNMENT BOND FUND
AMERICAN CENTURY GOVERNMENT INCOME TRUST - GINNIE MAE FUND
AMERICAN CENTURY GOVERNMENT INCOME TRUST - INFLATION-ADJUSTED BOND FUND
AMERICAN CENTURY GROWTH FUNDS, INC. - LEGACY FOCUSED LARGE CAP FUND
AMERICAN CENTURY GROWTH FUNDS, INC. - LEGACY LARGE CAP FUND
AMERICAN CENTURY GROWTH FUNDS, INC. - LEGACY MULTI CAP FUND
AMERICAN CENTURY INVESTMENT TRUST - HIGH-YIELD FUND
AMERICAN CENTURY INVESTMENT TRUST - PREMIUM MONEY MARKET FUND
AMERICAN CENTURY INVESTMENT TRUST - DIVERSIFIED BOND FUND
AMERICAN CENTURY INVESTMENT TRUST - NT DIVERSIFIED BOND FUND
AMERICAN CENTURY INVESTMENT TRUST - PRIME MONEY MARKET FUND
AMERICAN CENTURY INVESTMENT TRUST - CORE PLUS FUND
AMERICAN CENTURY INVESTMENT TRUST - SHORT DURATION FUND
AMERICAN CENTURY INVESTMENT TRUST – INFLATION PROTECTION BOND FUND
AMERICAN CENTURY MUNICIPAL TRUST - TAX-FREE BOND FUND
AMERICAN CENTURY MUNICIPAL TRUST - TAX-FREE MONEY MARKET FUND
AMERICAN CENTURY MUNICIPAL TRUST - HIGH-YIELD MUNICIPAL FUND
AMERICAN CENTURY MUNICIPAL TRUST - LONG-TERM TAX-FREE FUND
AMERICAN CENTURY MUNICIPAL TRUST – NEW YORK TAX-FREE FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - GROWTH FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - SELECT FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - ULTRA FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - VISTA FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - GIFTRUST FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - HERITAGE FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - BALANCED FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - NEW OPPORTUNITIES FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - FOCUSED GROWTH FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - CAPITAL VALUE FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - VEEDOT FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - FUNDAMENTAL EQUITY FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - CAPITAL GROWTH FUND

AMERICAN CENTURY MUTUAL FUNDS, INC. - NEW OPPORTUNITIES II FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - NT GROWTH FUND
AMERICAN CENTURY MUTUAL FUNDS, INC. - NT VISTA FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS,INC - LONG-SHORT EQUITY FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - DISCIPLINED GROWTH FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - NT EQUITY GROWTH FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - NT SMALL COMPANY FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - INTERNATIONAL CORE EQUITY FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - GLOBAL GOLD FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - INCOME AND GROWTH FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - EQUITY GROWTH FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - UTILITIES FUND
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC - SMALL COMPANY FUND
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC - STRATEGIC ALLOCATION: CONSERVATIVE FUND
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC - STRATEGIC ALLOCATION: MODERATE FUND
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC - STRATEGIC ALLOCATION: AGGRESSIVE FUND
AMERICAN CENTURY TARGET MATURITIES TRUST - TARGET 2010 FUND
AMERICAN CENTURY TARGET MATURITIES TRUST - TARGET 2015 FUND
AMERICAN CENTURY TARGET MATURITIES TRUST - TARGET 2020 FUND
AMERICAN CENTURY TARGET MATURITIES TRUST - TARGET 2025 FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS II - VP INFLATION PROTECTION FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS,INC - VP CAPITAL APPRECIATION FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS,INC - VP BALANCED FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS,INC - VP VALUE FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS,INC - VP INCOME & GROWTH FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS,INC - VP ULTRA FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS,INC - VP VISTA FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS,INC - VP LARGE COMPANY VALUE FUND
AMERICAN CENTURY VARIABLE PORTFOLIOS,INC - VP MID CAP VALUE FUND
AMERICAN CENTURY INTERNATIONAL BOND FUNDS – INTERNATIONAL BOND FUND

APPROVED:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

BY:	/s/ Wayne McCoach
TITLE:	AVP
DATE:	6/11/09

J.P. MORGAN INVESTOR SERVICES CO.

BY:	/s/ Daniel J. Maniello
TITLE:	Executive Director
DATE:	6/11/09